Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2018 Financial Results

MOUNTAIN VIEW, Calif., May 24, 2017 – Pure Storage (NYSE: PSTG) today announced financial results for its first quarter ended April 30, 2017.

Key quarterly business and financial highlights include:

•	Quarterly revenue: $182.6 million , up 31% Y-Y, 4% ahead of midpoint of guidance

•	Quarterly gross margin: 65.2% GAAP; 66.4% non-GAAP, reflecting strength in our core FlashArray business and a strong performance from our FlashBlade business

•	Quarterly operating margin: -34.7% GAAP; -16.7% non-GAAP, up 11.5 ppts and 12.7 ppts Y-Y, respectively

•	First shipments of FlashArray//X lead next-gen industry transformation to NVMe

"Pure Storage has built the storage platform for the cloud era," said Pure Storage CEO Scott Dietzen. “We are pursuing one of the biggest available markets in tech in supporting new data-driven applications including AI, the rapid adoption of cloud computing and the revamping of the enterprise data center. With our best year of innovation yet, we could not be more excited about the road ahead.”

“Q1 was a strong quarter for Pure, with our results notably exceeding both top line and bottom line guidance," said Pure Storage CFO Tim Riitters. "We continue to drive strong year over year improvement in operating leverage as we drive to our $1 billion full year revenue target."

In the quarter, approximately 300 new customers joined Pure Storage, increasing the total to more than 3,350 organizations, including nearly 25% of the Fortune 500. New customer wins in the quarter include: Churchill Downs, Incorporated, Fujitsu Cloud Technologies, Henry Schein, Inc., telecommunications and Cloud IaaS service provider IP Telecom, MacStadium, Oppenheimer & Co. and Securitas Direct. New FlashBlade customer wins include: Black Duck Software, the City of Davenport and nuclear power plant KKG.

First Quarter Fiscal 2018 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended April 30, 2017 and 2016 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended April 30, 2017	Three Months Ended April 30, 2016	Y/Y Change
Revenue	$182.6	$139.9	31%
Gross Margin	65.2%	66.4%	-1.2 ppts
Product Gross Margin	66.3%	69.5%	-3.2 ppts
Support Gross Margin	61.8%	54.1%	7.7 ppts
Operating Loss	-$63.4	-$64.7	$1.3
Operating Margin	-34.7%	-46.2%	11.5 ppts
Net Loss	-$62.4	-$63.8	$1.4
Net Loss per Share	-$0.30	-$0.34	$0.04
Weighted-Average Shares (Basic and Diluted)	205.8	189.3	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended April 30, 2017	Three Months Ended April 30, 2016	Y/Y Change
Gross Margin	66.4%	67.3%	-0.9 ppts
Product Gross Margin	66.6%	69.6%	-3.0 ppts
Support Gross Margin	65.8%	58.0%	7.8 ppts
Operating Loss	-$30.5	-$41.1	$10.6
Operating Margin	-16.7%	-29.4%	12.7 ppts
Net Loss	-$29.5	-$40.3	$10.8
Net Loss per Share	-$0.14	-$0.21	$0.07
Free Cash Flow	-$27.1	-$17.4	-$9.7

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage's second quarter fiscal 2018 guidance is as follows:

•	Revenue in the range of $214 million to $222 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -16% to -12%

Pure Storage's full year fiscal 2018 guidance is as follows:

•	Revenue in the range of $975 million to $1.025 billion

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -9% to -5%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the first quarter fiscal 2018 results at 1:30 p.m. (PT) on May 24, 2017. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call. Teleconference details are as follows:

•	To Listen via Telephone: 877-201-0168 or 647-788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Wednesday May 24, 2017, through June 7, 2017. The replay will be accessible by calling 800-585-8367 or 416-621-4642 (for international callers), with conference ID 14674669. The call runs 24 hours per day, including weekends.

CEO Commentary

Pure Storage has posted a blog from its CEO discussing first quarter fiscal 2018 results at investor.purestorage.com and blog.purestorage.com.

2017 Annual Meeting of Stockholders

Pure Storage will hold its 2017 annual meeting of stockholders on Tuesday, June 20, 2017 at 10:00 a.m. (PT). The meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/PSTG2017. The record date for the meeting was April 25, 2017, and only stockholders of record on that date are eligible to participate in the meeting. Other interested persons may listen to the live webcast of the meeting and can view the 2017 proxy statement and Annual Report on Form 10-K at investor.purestorage.com.

2017 Investor Day

Pure Storage will host its 2017 investor day from 1:00 p.m. to 4:00 p.m. (PT) on June 13, 2017, in conjunction with its second annual technology conference, Pure//Accelerate. A live video webcast will be available at investor.purestorage.com. This event is designed for financial analysts and institutional investors.

Pure//Accelerate

Building upon a successful inaugural Pure//Accelerate last year, the 2017 conference will feature guest speakers from technology giants such as Cisco and VMware; marquee brands including Mercedes AMG Petronas Formula One and The World Bank; cutting-edge scientific minds from the UC Berkeley AMPLab; and Jeffrey Ma of the infamous MIT Blackjack Team. Pure//Accelerate will be held June 12-14, 2017 at Pier 70 in San Francisco.

About Pure Storage

Pure Storage (NYSE:PSTG) helps companies push the boundaries of what's possible. Pure's end-to-end data platform – including FlashArray, FlashBlade and our converged offering with Cisco, FlashStack – is powered by innovative software that's cloud-connected for management from anywhere on a mobile device and supported by the Evergreen business model. The company's all-flash based technology, combined with its customer-friendly business model, drives business and IT transformation with solutions that are effortless, efficient and evergreen. With Pure's industry leading Satmetrix-certified NPS score of 83.5, Pure customers are some of the happiest in the world, and include organizations of all sizes, across an ever-expanding range of industries.

Connect with Pure Storage:
Read the blog
Converse on Twitter
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Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation, our current and future opportunities and ability to execute for continued growth and industry leadership, and our outlook for the second quarter and full year fiscal 2018 and statements regarding our products, business, operations and results, including progress towards profitability. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K for the year ended January 31, 2017, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2017. All information provided in this release and in the attachments is as of May 24, 2017, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense and payroll tax expense related to stock-based activities. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by (used in) operating activities to free cash flow," included at the end of this release.

Michael Pak – IR contact, Pure Storage
Tel: (650) 243-0486
ir@purestorage.com

Liz Allbright – media contact, Pure Storage
Tel: (415) 671-7676
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	April 30, 2017	January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$168,757	$183,675
Marketable securities	367,218	362,986
Accounts receivable, net of allowance of $1,744 and $2,000	132,134	168,978
Inventory	39,478	23,498
Deferred commissions, current	16,409	15,787
Prepaid expenses and other current assets	28,637	25,157
Total current assets	752,633	780,081
Property and equipment, net	82,293	81,695
Intangible assets, net	6,184	6,560
Deferred income taxes, non-current	795	844
Other assets, non-current	30,970	30,565
Total assets	$872,875	$899,745

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$51,015	$52,719
Accrued compensation and benefits	24,714	39,252
Accrued expenses and other liabilities	15,981	21,697
Deferred revenue, current	159,094	158,095
Liability related to early exercised stock options	1,064	1,362
Total current liabilities	251,868	273,125
Deferred revenue, non-current	152,431	145,031
Other liabilities, non-current	3,268	3,159
Total liabilities	407,567	421,315

Stockholders’ equity:
Common stock and additional paid-in capital	1,330,607	1,281,472
Accumulated other comprehensive loss	(445)	(562)
Accumulated deficit	(864,854)	(802,480)
Total stockholders' equity	465,308	478,430
Total liabilities and stockholders' equity	$872,875	$899,745

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended April 30,
	2017	2016
	(unaudited)
Revenue:
Product	$138,425	$111,738
Support	44,206	28,209
Total revenue	182,631	139,947

Cost of revenue:
Product (1)	46,645	34,046
Support (1)	16,903	12,934
Total cost of revenue	63,548	46,980

Gross profit	119,083	92,967

Operating expenses:
Research and development (1)	65,428	52,938
Sales and marketing (1)	96,964	83,098
General and administrative (1)	20,096	21,581
Total operating expenses	182,488	157,617

Loss from operations	(63,405)	(64,650)
Other income (expense), net	1,995	1,282
Loss before provision for income taxes	(61,410)	(63,368)
Provision for income taxes	964	420
Net loss	$(62,374)	$(63,788)

Net loss per share attributable to common stockholders, basic and diluted	$(0.30)	$(0.34)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	205,783	189,283

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$397	$106
Cost of revenue -- support	1,774	1,092
Research and development	15,588	11,658
Sales and marketing	10,626	7,519
General and administrative	3,834	2,623
Total stock-based compensation expense	$32,219	$22,998

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended April 30,
	2017	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(62,374)	$(63,788)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	14,825	10,432
Stock-based compensation expense	32,219	22,998
Other	451	182
Changes in operating assets and liabilities:
Accounts receivable, net	36,571	28,593
Inventory	(16,105)	(2,623)
Deferred commissions	(362)	4,141
Prepaid expenses and other assets	(3,944)	(2,744)
Accounts payable	(3,982)	166
Accrued compensation and other liabilities	(19,998)	(11,017)
Deferred revenue	8,398	20,653
Net cash provided by (used in) operating activities	(14,301)	6,993

Cash flows from investing activities
Purchases of property and equipment	(12,769)	(24,376)
Purchases of marketable securities	(55,976)	(343,466)
Sales of marketable securities	5,384	23,327
Maturities of marketable securities	46,321	—
Net decrease in restricted cash	—	706
Net cash used in investing activities	(17,040)	(343,809)

Cash flows from financing activities
Net proceeds from exercise of stock options	2,257	3,091
Proceeds from issuance of common stock under employee stock purchase plan	14,166	15,079
Net cash provided by financing activities	16,423	18,170

Net decrease in cash and cash equivalents	(14,918)	(318,646)
Cash and cash equivalents, beginning of period	183,675	604,742
Cash and cash equivalents, end of period	$168,757	$286,096

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended April 30, 2017						Three Months Ended April 30, 2016
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$397	(c)					$106	(c)
			5	(d)					—	(d)
Gross profit -- product	$91,780	66.3%	$402		$92,182	66.6%	$77,692	69.5%	$106		$77,798	69.6%

			$1,774	(c)					$1,092	(c)
			31	(d)					—	(d)
Gross profit -- support	$27,303	61.8%	$1,805		$29,108	65.8%	$15,275	54.1%	$1,092		$16,367	58.0%

			$2,171	(c)					$1,198	(c)
			36	(d)					—	(d)
Total gross profit	$119,083	65.2%	$2,207		$121,290	66.4%	$92,967	66.4%	$1,198		$94,165	67.3%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended April 30, 2017						Three Months Ended April 30, 2016
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$32,219	(c)					$22,998	(c)
			651	(d)					505	(d)
Loss from operations	$(63,405)	-34.7%	$32,870		$(30,535)	-16.7%	$(64,650)	-46.2%	$23,503		$(41,147)	-29.4%

			$32,219	(c)					$22,998	(c)
			651	(d)					505	(d)
Net loss	$(62,374)		$32,870		$(29,504)		$(63,788)		$23,503		$(40,285)

Net loss per share --basic and diluted	$(0.30)				$(0.14)		$(0.34)				$(0.21)
Weighted-average shares used in per share calculation -- basic and diluted	205,783				205,783		189,283				189,283

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
Reconciliation from net cash provided by (used in) operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended April 30,
	2017	2016
Net cash provided by (used in) operating activities	$(14,301)	$6,993
Less: purchases of property and equipment	(12,769)	(24,376)
Free cash flow	$(27,070)	$(17,383)
Free cash flow as % of revenue	(14.8)%	(12.4)%